Exhibit 99.1

Citrix Systems Announces Restatement of Balance Sheets and Cash Flow Statements Consistent With Previously Disclosed Presentation of Certain Restricted Cash and Investments

    FORT LAUDERDALE, Fla.--(BUSINESS WIRE)--March 7, 2005--

   No Effect on Historical or Future Revenues, Net Income, Earnings
                Per Share or Cash Flow from Operations

    Citrix Systems, Inc. (Nasdaq: CTXS), the global leader in access infrastructure solutions, today announced that it will restate the presentation of cash and investments on its balance sheet. As previously disclosed in the unaudited balance sheet that accompanied the Company's fourth quarter and year-end earnings press release issued by the Company on January 27, 2005, Citrix will present collateral pledged under the Company's synthetic lease, credit default contracts and interest rate swaps as restricted cash equivalents and investments.
    The nature and extent of all pledged collateral arrangements and restrictions have been fully and consistently disclosed from the inception of each arrangement in narrative form in the Company's reports filed with the SEC. The Company previously believed that its audited balance sheets and cash flow statements, which reflected pledged collateral in cash equivalents, short-term investments and long-term investments, were appropriate under generally accepted accounting principles. As a result of a normal periodic review of the Company's financial reports by the staff of the SEC, the Company has reevaluated its presentation of cash and investments and will present pledged collateral on its balance sheet as restricted. The Company's balance sheet adjustments will not in any way affect the Company's historical or future revenues, net income, earnings per share, cash flow from operations, total assets or total cash and investments. Moreover, these adjustments do not change the Company's liquidity position or its ability to access its funds.
    The Company is restating its consolidated balance sheets and cash flow statements for fiscal years 2002 and 2003 and for the first three quarters of 2004 to revise its presentation of cash and investments. The Company filed its restated financial statements with the SEC today.
    Citrix additionally reclassified, or adjusted its financial statement presentation for, the following items in its restated financial statements:

    -- expenses associated with the amortization of acquired intangibles from amortization expense to a component of cost of revenues in the Company's consolidated income statement;

    -- proceeds from sales and maturities of the Company's investments, as well as cash flows from the Company's available-for-sale and held-to-maturity investments, now presented separately in the Company's cash flow statement; and

    -- investments in auction rate securities from cash equivalents to short term investments pursuant to a recently published accounting interpretation.

    The Company does not currently anticipate any additional revisions to the Company's previously reported fiscal 2004 results of operations and financial position in its Annual Report on Form 10-K, which the Company anticipates filing with the SEC on or before March 16, 2005.
    A reconciliation of amounts previously reported in the Company's consolidated financial statements to adjusted balances is included in this press release.

    About Citrix

    Citrix Systems, Inc. (Nasdaq: CTXS) is the global leader in access infrastructure solutions and the most trusted name in secure access for companies of all sizes. More than 160,000 organizations around the world use Citrix every day. Our software gives people secure and well-managed access to business information wherever it lives--on demand. Citrix customers include 100% of the Fortune 100 companies, 99% of the Fortune 500, and 97% of the Fortune Global 500. Based in Fort Lauderdale, Florida, Citrix has offices in 22 countries, and approximately 7,000 channel and alliance partners in more than 100 countries. For more information visit http://www.citrix.com.

    For Citrix Investors

    This release contains forward-looking statements. The forward-looking statements in this release do not constitute guarantees of future performance. Investors are cautioned that statements in this press release, which are not strictly historical statements, including, without limitation, statements concerning the Company's 2004 Annual Report on Form 10-K, constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements, including, without limitation, the success of the Company's product lines; the Company's product concentration and its ability to develop and commercialize new products and services; the success of investments in foreign operations and vertical and geographic markets; the Company's ability to successfully integrate the operations and employees of acquired companies, and the possible failure to achieve anticipated revenues and profits from acquisitions; the Company's ability to maintain and expand its core business in large enterprise accounts; the Company's ability to attract and retain small sized customers; the size, timing and recognition of revenue from significant orders; the effect of new accounting pronouncements on revenue and expense recognition; the Company's reliance on and the success of the Company's independent distributors and resellers for the marketing and distribution of the Company's products and the success of the Company's marketing and licensing programs, including the Advisor Rewards program; increased competition, changes in the Company's pricing policies or those of its competitors; management of operations and operating expenses; charges in the event of the impairment of assets acquired through business combinations and licenses; the management of anticipated future growth and the recruitment and retention of qualified employees; competition and other risks associated with the market for our Web-based access, training and customer assistance products; as well as risks of downturns in economic conditions generally; political and social turmoil; and the uncertainty in and the effects of a weakened IT spending environment that has impacted the overall demand for software and related services; and other risks detailed in the Company's filings with the Securities and Exchange Commission. Citrix assumes no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

    Citrix(R) is a registered trademark of Citrix Systems, Inc. in the U.S. and other countries. All other trademarks and registered trademarks are property of their respective owners.

             Reconciliation of Amounts Previously Reported in the Company's Consolidated Statements of Income

                                   As        Amortization       As
                                Reported   Reclassification  Adjusted
                            ------------------------------------------
2004 (unaudited)                           (in thousands)
----------------------------
Net revenues                    $741,157      $         -    $741,157
Cost of revenues                  20,296            6,127      26,423
Gross margin                     720,861           (6,127)    714,734
Total operating expenses         561,870           (6,127)    555,743
Net income                       131,546                -     131,546
Earnings per share - diluted       $0.75      $         -       $0.75

2003
----------------------------
Net revenues                    $588,625      $         -    $588,625
Cost of revenues                  20,036           11,036      31,072
Gross margin                     568,589          (11,036)    557,553
Total operating expenses         414,200          (11,036)    403,164
Net income                       126,943                -     126,943
Earnings per share - diluted       $0.74      $         -       $0.74

2002
----------------------------
Net revenues                    $527,448      $         -    $527,448
Cost of revenues                  19,030           10,811      29,841
Gross margin                     508,418          (10,811)    497,607
Total operating expenses         404,558          (10,811)    393,747
Net income                        93,920                -      93,920
Earnings per share - diluted       $0.52      $         -       $0.52

2001
----------------------------
Net revenues                    $591,629      $         -    $591,629
Cost of revenues                  29,848           11,603      41,451
Gross margin                     561,781          (11,603)    550,178
Total operating expenses         428,430          (11,603)    416,827
Net income                       105,260                -     105,260
Earnings per share - diluted       $0.54      $         -       $0.54




             Reconciliation of Amounts Previously Reported in the Company's Consolidated Balance Sheets

                               Restatement of
                                 Restricted  Reclassification
                                    Cash      of Auction Rate    As
                 As Reported    Equivalents    Investments    Adjusted
                ------------------------------------------------------
2004 (unaudited)                    (in thousands)
----------------
Cash and cash
 equivalents        $203,920      $       -      $(130,435)   $73,485
Short-term
 investments          29,221              -        130,435    159,656
Long-term
 investments         183,974              -              -    183,974
Restricted cash
 equivalents and
 investments         149,051              -              -    149,051
                ------------------------------------------------------
Total Cash and
 Investments        $566,166      $       -      $       -   $566,166
                ======================================================

2003
----------------
Cash and cash
 equivalents        $359,343       $(10,134)     $(166,240)  $182,969
Short-term
 investments         252,971        (33,780)       166,240    385,431
Long-term
 investments         285,957       (102,546)             -    183,411
Restricted cash
 equivalents and
  investments              -        146,460              -    146,460
                ------------------------------------------------------
Total Cash and
 Investments        $898,271       $      -      $       -   $898,271
                ======================================================

2002
----------------
Cash and cash
 equivalents        $142,700       $      -       $(60,350)   $82,350
Short-term
 investments          77,213        (41,783)        60,350     95,780
Long-term
 investments         499,491       (130,323)             -    369,168
Restricted cash
 equivalents and
   investments             -        172,106              -    172,106
                ------------------------------------------------------
Total Cash and
 Investments        $719,404       $      -       $      -   $719,404
                ======================================================

    CONTACT: Citrix Systems, Inc.
             For Media and Investor Inquiries:
             Jeff Lilly, 954-267-2886
             jeff.lilly@citrix.com